LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2022
LOSS PER SHARE
Schedule of loss per share

	For the year ended December 31
	2022	2021	2020
Calculation of basic earnings per share:
Net loss	(397,789)	(17,050)	(17,563)
Loss attributed to ordinary shareholders in USD	(397,789)	(17,050)	(17,563)
Weighted average number of ordinary shares	30,030,805	*18,732,473	*18,365,191
Basic and diluted loss per share attributed in USD	(13.25)	*(0.91)	*(0.95)

* Restated as a result of the SPAC transaction